Exhibit 10.2
EXECUTION
FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is entered into as of June 30, 2009 among QUEST CHEROKEE, LLC, a Delaware limited liability company (the “Borrower”), QUEST ENERGY PARTNERS, L.P., a Delaware limited partnership (the “MLP”), QUEST CHEROKEE OILFIELD SERVICE, LLC, a Delaware limited liability company (“QCOS”, QCOS and MLP collectively called the “Guarantors” and individually a “Guarantor”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), KEYBANK NATIONAL ASSOCIATION, as Documentation Agent, and the undersigned Lenders comprising Required Lenders.
     Reference is made to the Amended and Restated Credit Agreement dated as of November 15, 2007 among Borrower, the Administrative Agent, the Collateral Agent and the Lenders parties thereto, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of April 15, 2008, a Second Amendment to Amended and Restated Credit Agreement dated as of October 28, 2008 and a Third Amendment to Amended and Restated Credit Agreement dated as of May 29, 2009 (as amended, the “Credit Agreement”). Unless otherwise defined in this Fourth Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Fourth Amendment.
RECITALS
     A. The Borrower, Administrative Agent and Lenders desire to enter into this Fourth Amendment.
     Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:
     Paragraph 1. Amendments. Effective as of the Fourth Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:
     1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
     (a) The following definition is amended in its entirety to read as follows:
     “Agreement means this Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement, the Second Amendment to Credit Agreement, the Third Amendment to Credit Agreement and the Fourth Amendment to Credit Agreement.”
     (b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
          “Fourth Amendment Effective Date means June 30, 2009.”
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     “Fourth Amendment to Credit Agreement means that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of June 30, 2009, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as a Lender, KeyBank National Association, as Documentation Agent and the Lenders party thereto comprising Required Lenders.”
     1.2 Section 6.02(b). Section 6.02(b) of the Credit Agreement is amended to read in its entirety as follows:
     “(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the MLP, an unaudited consolidated balance sheet of the MLP and its Subsidiaries as at the end of such fiscal quarter, and the related statements of income and cash flows for such fiscal quarter and for the portion of the MLP’s fiscal year then ended (provided, that if the MLP is a public company, such financial statements shall be required to be furnished no later than the date that the MLP is required to timely file its quarterly report on Form 10-Q with the Securities Exchange Commission (taking into account any extension of time available under Rule 12b-25 under the Securities Exchange Act of 1934)), setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year of the MLP and the corresponding portion of the previous fiscal year of the MLP, if any, all in reasonable detail and certified by a Responsible Officer of the Borrower, as fairly presenting in all material respects the financial condition, results of operations and cash flows of the MLP and its Subsidiaries in accordance with GAAP (except as otherwise noted herein), subject only to normal year-end audit adjustments and the absence of footnotes and to adjustments or restatements arising out of or related to the Misappropriation Transaction; provided, delivery of the unaudited balance sheet, statement of income and cash flows of the MLP and its Subsidiaries for the fiscal quarters ending September 30, 2008 and March 31, 2009 may be delayed and not delivered to the Administrative Agent until August 15, 2009;”
     Paragraph 2. Effective Date. This Fourth Amendment shall not become effective until the date (such date, the “Fourth Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:
     (a) this Fourth Amendment, executed by the Borrower, the Guarantors, the Administrative and the Required Lenders;
     (b) from the Borrower and the existing Guarantors, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (i) resolutions of its board of directors, managers or members (or their equivalent) authorizing the execution and performance of this Fourth Amendment and the other Loan Documents which such Person is executing in connection herewith, (ii) the incumbency and signature of the officer executing such documents, and (iii) no change in such Person’s organizational documents since November 15, 2007, other than the Amendment No. 1 to the Partnership Agreement (MLP) effective as of January 1, 2008;
     (c) payment on the Fourth Amendment Effective Date to the Administrative Agent of a $185,000.00 amendment fee which fee will be shared ratably among each Lender timely approving the Fourth Amendment, which fee once paid will be fully earned and nonrefundable (as used in this Fourth
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Amendment, ratably shared means that proportion which the Borrowing Base of a timely approving Lender bears to the Borrowing Base of all timely approving Lenders);
     (d) fees and expenses required to be paid pursuant to Paragraph 5 of this Fourth Amendment, to the extent invoiced prior to the Fourth Amendment Effective Date; and
     (e) such other assurances, certificates, documents and consents as the Administrative Agent may require.
     Paragraph 3. Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this Fourth Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Fourth Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.
     Paragraph 4. Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lenders that as of the Fourth Amendment Effective Date and after giving effect to the waivers and amendments set forth in this Fourth Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
     Paragraph 5. Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Fourth Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Fourth Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
     Paragraph 6. Miscellaneous.
     (a) This Fourth Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Fourth Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this Fourth Amendment will be construed, and its performance enforced, under New York law and applicable federal law, (iv) if any part of this Fourth Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (v) this Fourth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.
     Paragraph 7. Entire Agreement. This Fourth amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
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     Paragraph 8. Parties. This Fourth Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the Documentation Agent, the Lenders, and their respective successors and assigns.
     Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Fourth Amendment.
     Paragraph 10. Release. As additional consideration for the execution, delivery and performance of this Fourth Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Fourth Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender or any defense to (i) the payment of Obligations under the Revolving Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Revolving Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.
     The parties hereto have executed this Fourth Amendment in multiple counterparts to be effective as of the Fourth Amendment Effective Date.
Remainder of Page Intentionally Blank
Signature Pages to Follow.
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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the Fourth Amendment Effective Date.

BORROWER: QUEST CHEROKEE, LLC, as Borrower
By:	/s/ David Lawler
David Lawler
President

GUARANTORS: QUEST ENERGY PARTNERS, L.P., as a Guarantor
By:	QUEST ENERGY GP, LLC, Its General Partner
By:	/s/ David Lawler
David Lawler,
President

QUEST CHEROKEE OILFIELD SERVICE, LLC, as a Guarantor
By:	QUEST CHEROKEE, LLC, Its Sole Member
By:	/s/ David Lawler
David Lawler,
President

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Signature Page 1

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	ADMINISTRATIVE AGENT: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
	By:	/s/ Susan Khokher
		Name:	Susan Khokher
		Title:	Manager, Agency

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Signature Page 2

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	L/C ISSUER AND LENDER: ROYAL BANK OF CANADA, as a Lender and L/C Issuer
	By:	/s/ Leslie P. Vowell
Leslie P. Vowell
Attorney-in-Fact

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Signature Page 3

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	KEYBANK NATIONAL ASSOCIATION, as Documentation Agent and a Lender
	By:	/s/ Todd Coker
		Name:	Todd Coker
		Title:	Assistant Vice President

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Signature Page 4

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
	By:	/s/ Bruce E. Hernandez
		Name:	Bruce E. Hernandez
		Title:	Vice President

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Signature Page 5

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	SOCIÉTÉ GÉNÉRALE, as a Lender
	By:	/s/ Elena Robciuc
		Name:	Elena Robciuc
		Title:	Director

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Signature Page 6

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	WACHOVIA BANK, N.A., as a Lender
By:
Name:
Title:

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Signature Page 7

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	COMERICA BANK, as a Lender
	By:	/s/ Peter L. Sefzik
		Name:	Peter L. Sefzik
		Title:	Senior Vice President

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Signature Page 8

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	AMEGY BANK, N.A., as a Lender
	By:	/s/ Stewart T. Lang
		Name:	Stewart T. Lang
		Title:	Vice President

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Signature Page 9

AGREED TO AS OF THE FOURTH AMENDMENT EFFECTIVE DATE:	RZB FINANCE, LLC, as a Lender
	By:	/s/ F. Dieter Beintrexler
		Name:	F. Dieter Beintrexler
		Title:	President

	By:	/s/ John A. Valiska
		Name:	John A. Valiska
		Title:	First Vice President

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Signature Page 10